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          UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                              FORM 8-K


                             CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 1998



                            STEWART ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

             LOUISIANA                0-19508                72-0693290
   (State or other jurisdiction     (Commission           (I.R.S. Employer
         of incorporation)           File Number)         Identification No.)



                         110 VETERANS MEMORIAL BOULEVARD
                           METAIRIE, LOUISIANA  70005
               (Address of principal executive offices) (Zip Code)



                                 (504) 837-5880
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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
ITEM 5.  OTHER EVENTS

      On September 9, 1998 the Company issued the following press release.






CONTACT:  Kenneth C. Budde
          Stewart Enterprises, Inc.
          110 Veterans Memorial Boulevard
          Metairie, Louisiana 70005
          504/837-5880

                                                      FOR IMMEDIATE RELEASE

STEWART ENTERPRISES REPORTS THIRD QUARTER FISCAL YEAR 1998 RESULTS - REVENUES INCREASE 21 PERCENT, EARNINGS INCREASE 27 PERCENT, EARNINGS PER SHARE INCREASE 19 PERCENT


Metairie, Louisiana,  September  9,  1998.  .  .  Stewart Enterprises, Inc.

(Nasdaq NMS: STEI) today announced that revenues for  the  third quarter of

1998 compared to the third quarter of 1997 increased 21 percent  to  $169.1 million from $139.5 million, earnings increased 27 percent to $24.3 million from $19.1 million, and earnings per share (basic and diluted) increased 19 percent to $.25 from $.21.



Third  quarter  1998 per-share performance reflects a nine percent increase in the weighted average  number  of  diluted  shares outstanding, from 90.5 million  to  98.6  million,  and a nine percent increase  in  the  weighted average number of basic shares  outstanding,  from  89.7  million  to  97.8 million,  due  principally to the Company's June 1997 equity offering.  All share and per-share  information  presented reflects the Company's two-for-

one stock split effective April 24, 1998.



For the nine months ended July 31,  1998,  compared  to  the  corresponding period in 1997, revenues increased 21 percent to $473.0 million from $390.4 million, earnings increased 37 percent to $70.5 million from $51.3 million,

and  diluted  earnings  per  share increased 22 percent to $.72 from  $.59,

before  giving  effect to the $76.8  million  ($50.3  million,  or  diluted earnings per share  of $.51, after tax) previously announced non-recurring,

non-cash stock option  charge  recorded during the second quarter of fiscal year  1998,  and  the $2.3 million,  or  $.03  per  share  charge  for  the cumulative effect of the change in accounting principles recorded in fiscal year 1997.



Basic earnings per  share for the nine months ended July 31, 1998 increased

20 percent, to $.72 from  $.60,  excluding  the  effect  of  the 1998 stock option  charge  and  the  1997 cumulative effect of the accounting  change.

Including the effect of the  stock  option  charge,  the  Company  reported earnings  of $20.2 million, or $.21 per share (basic and diluted), for  the first nine months of this fiscal year.



Year to date  fiscal  1998  per-share  performance  reflects  a  13 percent increase in the weighted average number of diluted shares outstanding, from

86.9  million  to  98.4  million, and a 14 percent increase in the weighted average number of basic shares  outstanding,  from  85.9  million  to  97.6 million,  due  principally to the Company's June 1997 equity offering.  All share and per-share  information  presented reflects the Company's two-for-

one stock split effective April 24, 1998.



Joseph  P. Henican, III, Chief Executive  Officer,  commented,  "The  third quarter of  fiscal  year 1998 was another excellent quarter as demonstrated by significant increases  in  revenue,  gross profit, earnings and earnings

per  share.   In  addition, we enjoyed a particularly  active  quarter  for acquisitions." Mr. Henican continued, "We entered several new countries and states, acquiring a  total  of  88  businesses for $90.5 million during the quarter."



"We entered Europe in April of last year.   In the 15 months that followed,

we  have  successfully  grown  those  European  operations   to  nearly  80

businesses.  We were excited to announce last month the appointment  of our two  new  EuroStewart executives, Thomas Briers as executive vice president and chief operating  officer  of EuroStewart and Timothy Kiessling as chief

administrative officer for Europe.   We continue to be optimistic about our

long-term opportunities in Europe, and  we  are excited about the knowledge and  expertise these executives bring to our operations  there,"  said  Mr.

Henican.



Mr. Henican  added, "In April of this year, we announced our achievement of the stock price  performance  objective  for  the performance-based options

granted under the Company's 1995 Incentive Compensation  Plan.   To  ensure

that  management's  interests  continue  to  be  aligned  with those of our shareholders,  the  Company  has  granted  new options under that  Plan  to

purchase  3.6  million  shares  of  Class  A  Common   Stock  with  similar

performance criteria as previous option grants."



William  E.  Rowe, President and Chief Operating Officer,  commented,  "Our operating results  during  the  third quarter and first nine months of this fiscal year reflect our firm commitment  to  improve the performance of our core businesses, to assimilate new businesses  efficiently  and  to control

costs.   For  the quarter, our  gross  margin  expanded 70 basis points, to

30.4%,  and  our  operating   margin  expanded  60 basis points, to 27.9 %,

from 29.7% and 27.3%, respectively, for the third  quarter  of  fiscal year

1997.  For  the  year  to date period, our gross margin increased 150 basis points, to  31.1%,  and  our  operating  margin (excluding the stock option

charge)  increased  160   basis   points,  to  28.5%, from 29.6% and 26.9%,

respectively,  reported  for  the  comparable  period  last  fiscal  year."



Mr. Rowe  continued,  "Thus  far  in  fiscal year 1998, we have acquired or committed to acquire 192 businesses for  an  aggregate  purchase  price  of

approximately  $306  million.   These  businesses  are expected to generate

annualized  revenues of approximately $127 million and  serve  over  44,000 families worldwide."



"During the third  quarter,  we  entered  France  and Belgium, bringing the

total  number of countries in which we operate to 12.   We  entered  France

with  the  acquisition  of  the  country's  largest  private  funeral  firm operating  36  funeral homes in Paris and its suburbs and performing nearly

5,000 services annually.   Additionally,  we  entered  New  York  and Iowa,

bringing the total number of states in which we operate to 28. We purchased ten  additional  funeral  homes and one cemetery in Argentina bringing  the total number of families we  serve  in  the  Buenos  Aires  market  to over

11,000. We also added 14 additional funeral homes in Spain."







Founded  in  1910,  Stewart  Enterprises  is  the third largest provider of products  and  services  in  the  death  care industry  in  North  America,

currently owning and operating 534 funeral  homes  and  136  cemeteries  in

North America, South America, Europe and the Pacific Rim.




Statements made herein that are not historical facts are forward-looking statements. The Company's actual results could differ materially due to several important factors including the following: the Company's ability to sustain recent levels of acquisition activity and enter new markets; the economy, death rate and competition in the Company's markets; financial market conditions, including stock and bond prices and interest rates; the Company's ability to achieve economies of scale and manage growth; and the performance of acquired businesses. Such factors, and others, are more fully described in
Item 5 of the Company's Form 10-Q for the quarter ended April 30, 1998. The Company assumes no obligation to update information contained herein.


                                    ###

           STEWART ENTERPRISES, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF EARNINGS
                         (Unaudited)
        (Dollars in thousands, except per share amounts)

                                    Three Months Ended July 31,
                                    ---------------------------
                                        1998            1997
                                        ----            ----
          Revenues:
             Funeral                  $ 96,561        $ 75,350
             Cemetery                   72,527          64,196
                                      --------        --------
                Total revenues         169,088         139,546
                                      --------        --------

          Costs and expenses:
             Funeral                    66,191          52,559
             Cemetery                   51,566          45,481
                                      --------        --------
                Total costs
                  and expenses         117,757          98,040
                                      --------        --------
             Gross profit               51,331          41,506
          Corporate general and
            administative expenses       4,139           3,423
                                      --------        --------
             Operating earnings         47,192          38,083
          Interest expense             (11,309)        (10,132)
          Investment and other
            income                       1,539             756
                                      --------        --------
             Earnings before
               income taxes             37,422          28,707
          Income taxes                  13,098           9,656
                                      --------        --------
             Net earnings            $  24,324        $ 19,051
                                     =========        ========

          Earnings per share:
             Basic                   $    0.25        $   0.21 (a)
                                     =========        ========
             Diluted                 $    0.25        $   0.21 (a)
                                     =========        ========

          Weighted average shares
            outstanding(in thousands):
             Basic                      97,784          89,651 (a)
                                     =========        ========
             Diluted                    98,616          90,480 (a)
                                     =========        ========

          Dividends per share        $    0.02        $   0.01 (a)
                                     =========        ========

          (a) Restated to reflect the Company's two-for-one stock split effective April 24, 1998.



          STEWART ENTERPRISES, INC. AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF EARNINGS
                        (Unaudited)
          (Dollars in thousands, except per share amounts)


                                    Nine Months Ended July 31,
                                    --------------------------
                                        1998            1997
                                        ----            ----
          Revenues:
             Funeral                  $ 275,231       $ 211,539
             Cemetery                   197,744         178,841
                                      ---------       ---------
                Total revenues          472,975         390,380
                                      ---------       ---------

          Costs and expenses:
             Funeral                    186,261         146,334
             Cemetery                   139,720         128,383
                                      ---------       ---------
                Total costs
                  and expenses          325,981         274,717
                                      ---------       ---------
             Gross profit               146,994         115,663
          Corporate general and
            administrative expenses      12,307          10,459
                                      ---------       ---------
               Operatating earnings
                 before performance-
                 based stock options    134,687         105,204
          Performance-based stock
            options                      76,762               0
                                      ---------       ---------
             Operating earnings          57,925         105,204
          Interest expense              (31,336)        (29,165)
          Investment and other
            income                        4,573           2,322
                                      ---------       ---------

            Earnings before income
              taxes and cumulative
              effect of change in
              accounting principles      31,162          78,361
          Income taxes                   10,938          27,035
                                      ---------       ---------
             Earnings before
               cumulative effect of
               change in accounting
               principles                20,224          51,326
          Cumulative effect of
            change in accounting
            principles, net of
            a $2,230 income tax
            benefit                           0          (2,324)
                                      ---------       ---------
          Net earnings                $  20,224       $  49,002
                                      =========       =========

          Basic earnings per share:
          Earnings before cumulative
            effect of change in
            accounting principles         0.21             0.60 (a)

          Cumulative effect of
            change in accounting
            principles                       0            (0.03)(a)
                                     ---------        ---------
             Net earnings            $    0.21        $    0.57 (a)
                                     =========        =========

          Diluted earnings per share:
          Earnings before
          cumulative effect of
          change in accounting
          principles                      0.21        $    0.59 (a)

          Cumulative effect of
            change in accounting
            principles                       0            (0.03)(a)
                                     ---------        ---------
             Net earnings            $    0.21        $    0.56 (a)
                                     =========        =========

          Weighted average shares
           outstanding (in thousands):
             Basic                      97,578           85,911 (a)
                                     =========        =========
             Diluted                    98,368           86,858 (a)
                                     =========        =========

          Dividends per common
            share                    $    0.04        $    0.03 (a)
                                     =========        =========


          (a) Restated to reflect the Company's two-for-one stock split effective April 24, 1998.




                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          STEWART ENTERPRISES, INC.




September 9 , 1998                        /s/  KENNETH C. BUDDE
                                          ---------------------------
                                          Kenneth C. Budde
                                          Executive Vice President
                                          President-Corporate Division
                                          Chief Financial Officer